UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 24, 2015

Date of Report (Date of earliest event reported)

Metaldyne Performance Group Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36774	47-1420222
(Commission File Number)	(IRS Employer Identification No.)

One Towne Square, Suite 550
Southfield, MI	48076
(Address of principal executive offices)	(Zip Code)

(248)-727-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Form 8-K/A amends the Current Report on Form 8-K furnished on February 25, 2015 solely to correct a typographical error in the US GAAP Reconciliation of Income Before Taxes to Adjusted EBITDA and Adjusted Free Cash Flows in Exhibit 99.1. Income before taxes for the fiscal quarter ended December 31, 2015 is $28.6 million.

Item 2.02	Results of Operations and Financial Condition.

On February 25, 2016 Metaldyne Performance Group Inc. (the "Company") announced its financial results for the fourth quarter and full year 2015. Exhibit 99.1 to this Current Report on Form 8-K presents the Company’s press release, including the Company’s unaudited condensed consolidated statements of operations for the years and 4th quarters ended December 31, 2015 and 2014, and the Company’s unaudited condensed consolidated balance sheets and statements of cash flows as of and for the years ended December 31, 2015 and 2014.

The information contained in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purpose of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in any such filings.

Item 7.01	Regulation FD Disclosure

On February 25, 2016 the Company also reiterated its guidance for the year ending December 31, 2016. The Company’s press release containing the guidance is attached as Exhibit 99.1 hereto.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purpose of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in any such filings.

Item 8.01	Other Events

On February 24, 2016 the Company’s Board of Directors declared a quarterly cash dividend of $0.09 per share of common stock, payable on April 26, 2016 to stockholders of record as of the close of business on April 12, 2016.

In addition, on February 24, 2016 the Company’s Board of Directors authorized a share repurchase program (the “Share Repurchase Program”) pursuant to which the Company may, from time to time, purchase shares of its common stock for an aggregate repurchase price not to exceed $25 million. Subject to applicable rules and regulations, the shares may be purchased through open market purchases, privately negotiated transactions, or otherwise. The Share Repurchase Program expires in 12 months but may be terminated or amended by the Company’s Board of Directors in its discretion at any time.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated February 25, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METALDYNE PERFORMANCE GROUP INC.

	By:	/s/ Mark Blaufuss
Name: Mark Blaufuss
Title: Chief Financial Officer

Date: February 25, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 25, 2016